Exhibit 99.2

                                Balance Sheet
                                -------------

                                              February 28, 1997     March 31, 1997
                                              -----------------     --------------
          Assets
          ------
          Cash                                    53,555,893          56,917,693
          Accounts Receivable (net)                8,935,460           9,223,512
          Inventory                                1,240,666           1,158,525
          Notes Receivable                         7,419,180           7,349,922
          Prepaid Expenses                         2,367,365           1,948,060
          Other                                        --                   --

          Total Current Assets                    73,518,563          76,597,712

          Property, Plant, and Equipment         483,342,749         483,375,567
          Less Accumulated Depreciation         -324,101,160        -325,909,751
          Net Property, Plant, and
              Equipment                          159,241,590         157,465,816
          Due from Affiliates and Insiders             --                  --
          Intangibles                             32,213,862          31,983,307
          Other                                   27,662,621          30,244,179

          Total Assets                           292,636,635         296,291,014

          Post-petition Liabilities
          -------------------------
          Accounts Payable                         3,066,104           3,784,567
          Taxes Payable                            2,739,209           3,247,077
          Notes Payable                                --                  --
          Professional Fees                            --                  --
          Secured Debt                                 --                  --
          Due to Affiliates and Insiders               --                  --
          Other                                  163,424,021         163,768,140

          Total Post-petition Liabilities        169,229,334         170,799,784

          Pre-petition Liabilities
          ------------------------
          Secured Debt                            63,683,100         69,104,644
          Priority Debt                                --                 --
          Unsecured Debt                         251,375,735        249,380,834
          Other                                        --                 --

          Total Pre-petition Liabilities         315,058,835        318,485,478

          Total Liabilities                      484,288,169        489,285,262

          Owners Pre-petition Equity            -190,804,798           -190,804,798

          Post-petition Cumulative Profit
              (Loss)                                -846,736         -2,189,450

          Total Equity (Deficit)                -191,651,533       -192,994,247

          Total Liabilities and Owners
             Equity                              292,636,635        296,291,014


                                   Income Statement
                                   ----------------

                                                       Month Ended
                                           February 28, 1997   March 31, 1997
                                           -----------------   --------------
           Total Revenues                      11,670,027         9,138,263
           Revenue Reductions                  -2,618,768        -2,139,473

           Net Revenues                         9,051,259         6,998,791

           Officer/Insider Compensation           267,464           598,570
           Wages/Salaries                       2,758,163         1,905,173
           Payroll Taxes                          561,672           370,193
           Rent and Lease Expense                  19,468            31,180
           Insurance                              221,095           164,121
           Depreciation/Depletion/              2,579,151         2,039,146
             Amortization
           General and Administrative             582,006           928,523
           Other                                2,362,965         1,968,890

           Total Operating Expenses             9,351,984         8,005,795

           Operating Income                      -300,725        -1,007,005

           Other Income                           286,385           176,319
           Interest Expense                      -832,396          -512,028

           Net Other Income and                  -546,011          -335,709
             Expense

           Net Profit (Loss)                  -846,735.66     -1,342,714.01